BRANDES INVESTMENT TRUST

Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund
(the “Fixed Income Funds”)

Supplement dated October 14, 2008 to
Prospectus dated December 21, 2007

This Supplement dated October 10, 2008 also contains the information filed in the Supplement dated October 6, 2008.

Effective October 6, 2008, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will provide Transfer Agency and Fund Accounting services to Brandes Investment Trust.  All references in the Prospectus to State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts, 02116, as the accounting services agent and transfer and dividend disbursing agent should be replaced with U.S. Bancorp Fund Services, LLC.  State Street Bank and Trust Company remains the Custodian for all Funds of the Brandes Investment Trust.

In addition, the Board of Trustees of Brandes Investment Trust approved the removal of the shareholder servicing fee from Class S shares of the Fixed Income Funds effective October 6, 2008.

The revised Fees and Expenses table, as well as the revised expense examples reflecting the removal of the shareholder servicing fee from Class S shares are set forth below.

Shareholder Fees (fees paid directly from your investment)	Core Plus Fund			Enhanced Income Fund
	Class I	Class E	Class S	Class I	Class E	Class S
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Maximum Contingent Deferred Sales Charge	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual Fund Operating Expenses[1] (fees paid from Fund assets)
Management fees	0.35%	0.35%	0.35%	0.40%	0.40%	0.40%
Distribution (rule 12b-1) fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Other expenses
Shareholder service fees[2]	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Total Other expenses	0.20%	0.40%	0.15%	0.20%	0.40%	0.15%

Total annual Fund operating expenses	0.55%	0.75%	0.75%	0.60%	0.80%	0.80%
Fee waiver/expense reimbursement	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Net annual Fund operating expenses	0.50%	0.70%	0.70%	0.55%	0.75%	0.75%
1   The Advisor has agreed with Brandes Investment Trust to limit each Fund’s Class I, Class E and Class S annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to such Classes through the Fund’s fiscal year ended September 30, 2009: Core Plus Fund -- 0.50%, 0.70% and 0.70%, respectively; Enhanced Income Fund – 0.55%, 0.75%, and 0.75%, respectively.

2   Restated to reflect the removal of the shareholder servicing fee from Class S shares of the Funds effective October 6, 2008.

Use the following tables to compare fees and expenses of the Funds with those of other funds.  It illustrates the amount of fees and expenses you would pay assuming the following:
●	$10,000 investment in the Fund
●	5% annual return
●	all distributions are reinvested
●	redemption at the end of each period
●	no changes in the Fund’s operating expenses
●	reimbursement of fees and expenses as indicated above

Because these examples are hypothetical and for comparison only, your actual costs may be different.

Expense Examples

	1 Year	3 Years
Core Plus Fund – Class I	$51	$171
Core Plus Fund – Class E	$72	$235
Core Plus Fund – Class S	$72	$235
Enhanced Income Fund – Class I	$56	$187
Enhanced Income Fund – Class E	$77	$250
Enhanced Income Fund – Class S	$77	$250

The paragraphs of the Prospectus under “Shareholder Information” set forth below should be replaced in their entirety as follows:

SHAREHOLDER INFORMATION

Price of Shares

Each Fund sells shares of each Class without a sales charge at the NAV of the Class which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Fund’s Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

Payment by Wire

If you are making your first investment in the Funds, before you wire funds, the Funds’ Transfer Agent must have a completed account application.  You may mail your account application or deliver it overnight to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
[Name of Fund], [name of Class]
[Your name and account number]

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at (800) 395-3807 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Funds’ Transfer Agent.

You may redeem shares of either Class by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Funds’ distributor at the NAV of the Class next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing or delivering instructions to the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Funds’ Transfer Agent or the signature must be guaranteed.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Funds’ Transfer Agent has received a completed redemption request.

Telephone Redemptions

You may establish telephone redemption privileges by checking the appropriate box on the account application.  You can then redeem shares by telephoning the Transfer Agent at (800) 395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the Automated Clearing House (ACH) network to a bank account of record on the following business day.  Wires are subject to a $15 fee paid by the shareholder.  There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.  Telephone trades must be received prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require signature guarantees.

Special Factors Regarding Telephone Redemptions

The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Redemption Payments

Redemption payments will be made within seven days after receipt by the Funds’ Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Trust reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transactions costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of a Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.

Shareholder Service Plan

Each Fund has adopted a shareholder service plan that allows the Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class I and Class E shareholders.  Because these fees are paid out of the assets attributable to each Fund’s Class I and Class E shares, over time they will increase the cost of your investment in such shares.  Shareholder servicing fees under the plan are up to 0.05% and 0.25% of the average daily net assets attributable to Class I and Class E shares, respectively.

In addition, the Advisor may pay amounts from its own resources, and not as an additional charge to the Fund, to certain financial institutions in connection with the sale and/or distribution of the Fund’s shares or the retention and/or servicing of the Fund’s shareholders.  These payments, which may include payments for marketing support, are in addition to any servicing fees payable by the Fund.   Because these payments are not made by shareholders or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Please retain this Supplement with the Prospectus.